                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: October 11, 2000
                    Capita Equipment Receivables Trust 1997-1

 A New York              Commission File              I.R.S. Employer
Corporation              No. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                 October 11, 2000              Payment Date:        October 16, 2000
Collection Period:                                September 30, 2000

  I.    Information Regarding the Contracts

      1.  Contract Pool Principal Balance
          a. Beginning of Collection Period                                        $ 250,283,887
          b. End of Collection Period                                              $ 235,533,858
          c. Reduction for Collection Period                                       $  14,750,030
      2.  Delinquent Scheduled Payments
          a. Beginning of Collection Period                                        $   6,401,321
          b. End of Collection Period                                              $   6,543,607
      3.  Liquidated Contracts
          a.  Number of Liquidated Contracts                                                 215
              with respect to Collection Period
          b.  Required Payoff Amounts of Liquidated Contracts                      $   1,337,586
          c.  Total Reserve for Liquidation Expenses                               $       -
          d.  Total Liquidation Proceeds Received                                  $     168,021
          e.  Liquidation Proceeds Allocated to Owner Trust                        $     168,021
          f.  Liquidation Proceeds Allocated to Depositor                          $       -
          g.  Current Realized Losses                                              $   1,169,565
      4.  Prepaid Contacts
          a.  Number of Prepaid Contracts with respect                                       260
              to Collection Period
          b.  Required Payoff Amounts of Prepaid Contracts                         $     866,740
      5.  Purchased Contracts (by TCC)
          a.  Number of Contracts Purchased by TCC with                                        0
              respect to Collection Period
          b.  Required Payoff Amounts of Purchased Contracts                       $      -

      6.  Delinquency Status of Contracts (End of Collection Period)

                                  ----------------------------------------------------------------------------------------------
                                                                                                              % of Aggregate
                                     Number of              % of                  Aggregate Required          Required Payoff
                                     Contracts            Contracts                 Payoff Amounts                Amounts
                                  ----------------------------------------------------------------------------------------------
          a.  Current                25,230                 90.45%                 $217,353,245                    89.79%
          b.  31-60 days             1,330                  4.77%                  $ 11,795,125                     4.87%
          c.  61-90 days              621                   2.23%                  $  5,988,814                     2.47%
          d.  91-120 days             342                   1.23%                  $  3,688,307                     1.52%
          e.  120+ days               371                   1.33%                  $  3,251,973                     1.34%
          f.  Total                  27,894                 100.00%                $242,077,465                   100.00%

      7.  Historical Delinquency Experience with Respect to Contracts


--------------------------------------------------------------------------------------------------------------------------------
                             % of                      % of                         % of                        % of
                           Aggregate                 Aggregate                   Aggregate                    Aggregate
                        Required Payoff           Required Payoff             Required Payoff              Required Payoff
                            Amounts                   Amounts                     Amounts                      Amounts
  Collection
     Periods          31-60 Days Past Due       61-90 Days Past Due         91-120 Days Past Due         120+ Days Past Due
--------------------------------------------------------------------------------------------------------------------------------
      09/30/00             4.87%                    2.47%                       1.52%                          1.34%
      08/31/00             4.78%                    2.82%                       1.18%                          1.35%
      07/31/00             5.09%                    2.58%                       1.17%                          1.33%
      06/30/00             5.62%                    2.56%                       1.09%                          1.56%
      05/31/00             4.63%                    1.83%                       1.16%                          1.57%
      04/30/00             4.92%                    2.47%                       1.45%                          1.34%
      03/31/00             5.20%                    2.85%                       1.14%                          1.25%
      02/29/00             6.39%                    2.83%                       1.32%                          1.63%
      01/31/00             5.70%                    2.42%                       1.30%                          1.55%
      12/31/99             5.66%                    2.51%                       1.39%                          1.25%
      11/30/99             5.55%                    2.46%                       1.24%                          1.39%
      10/31/99             5.24%                    2.77%                       1.17%                          1.45%
      09/30/99             5.19%                    2.14%                       1.13%                          1.38%
      08/31/99             4.43%                    2.01%                       1.19%                          1.22%
      07/31/99             4.53%                    2.14%                       1.21%                          1.27%
      06/30/99             5.01%                    2.02%                       1.19%                          1.31%
      05/31/99             5.77%                    2.37%                       1.10%                          1.38%
      04/30/99             5.01%                    2.11%                       0.86%                          1.09%
      03/31/99             5.41%                    2.06%                       0.92%                          1.15%
      02/28/99             5.60%                    2.08%                       1.15%                          1.24%
      01/31/99             5.46%                    2.19%                       0.94%                          1.11%
      12/31/98             5.26%                    1.86%                       0.90%                          0.93%
      11/30/98             5.07%                    1.66%                       0.78%                          0.88%
      10/31/98             3.93%                    1.32%                       0.66%                          0.98%
      09/30/98             3.98%                    1.18%                       0.62%                          0.94%
      08/31/98             3.34%                    1.23%                       0.53%                          0.60%
      07/31/98             3.28%                    1.12%                       0.52%                          0.85%
      06/30/98             2.76%                    1.14%                       0.58%                          0.81%
      05/31/98             3.63%                    1.12%                       0.61%                          0.75%
       4/30/98             3.46%                    1.03%                       0.63%                          0.69%
       3/31/98             3.30%                    1.26%                       0.51%                          0.63%
       2/28/98             6.09%                    1.42%                       0.59%                          0.52%
       1/31/98             3.34%                    0.96%                       0.41%                          0.26%
     12/31//97             3.17%                    0.86%                       0.36%                          0.01%
      11/30/97             2.89%                    0.49%                       0.00%                          0.00%

      8.  Historical Loss Experience With Respect to Contracts

                                                ----------------------------------------------------------------------------------
                                                     Collection        3 Collection     6 Collection Periods   Cumulative Since
                                                       Period         Periods Ending           Ending            Cut-off Date
                                                    September-00       September-00         September-00
                                                ----------------------------------------------------------------------------------
      a.  Number of Liquidated Contracts                215                601                 1,142                 8,608
      b.  Number of Liquidated                         0.284%             0.794%               1.510%               11.379%
          Contracts as a Percentage
          of Initial Contracts
      c.  Required Payoff Amounts of                 1,337,586          4,607,670            9,042,197             72,013,907
          Liquidated Contracts
      d.  Liquidation Proceeds Allocated              168,021            598,256             1,666,183             11,517,672
          to Owner Trust
      e.  Aggregate Current Realized                 1,169,565          4,009,414            7,376,013             60,496,236
          Losses
      f.  Aggregate Current Realized                   0.102%             0.350%               0.643%                5.275%
          Losses as a Percentage of
          Cut-off Date Contract Pool
          Principal Balance

 II.   Information Regarding the Securities

      1.  Summary of Balance Information

          ------------------------------------------------------------------------------------------------------
                                                            Principal Balance as of      Class Factor as of
                   Class                       Coupon          October 16, 2000           October 16, 2000
                                                Rate             Payment Date               Payment Date
          ------------------------------------------------------------------------------------------------------
      a.  Class A-1 Notes                     5.790000%               $0                      0.00000
      b.  Class A-2 Notes                     6.030000%               $0                      0.00000
      c.  Class A-3 Notes                     6.120000%               $0                      0.00000
      d.  Class A-4 Notes                     6.190000%           $124,879,041                0.47808
      e.  Class A-5 Notes                     6.746250%           $13,968,424                 0.13303
      f.  Class B Notes                       6.450000%           $68,820,000                 1.00000
      g.  Class C Notes (Quarterly Paying)    6.480000%           $34,410,000                 1.00000
      h.  Total                                 N.A.              $242,077,465                0.21106


          -----------------------------------------------------------------------------------
                                            Principal Balance as of      Class Factor as of
                   Class                      September 15, 2000         September 15, 2000
                                                 Payment Date               Payment Date
          -----------------------------------------------------------------------------------
      a.  Class A-1 Notes                             $0                       0.00000
      b.  Class A-2 Notes                             $0                       0.00000
      c.  Class A-3 Notes                             $0                       0.00000
      d.  Class A-4 Notes                        $138,017,206                  0.52838
      e.  Class A-5 Notes                        $15,438,002                   0.14703
      f.  Class B Notes                          $68,820,000                   1.00000
      g.  Class C Notes (Quarterly Paying)       $34,410,000                   1.00000
      h.  Total                                  $256,685,208                  0.22380

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $242,077,464.63 and the CCA Balance is $26,563,984.94.

2.  Monthly Principal Amount
    a.    Principal Balance of Notes                                                         $256,685,208
          (End of Prior Collection Period)
    b.    Contract Pool Principal Balance (End of Collection Period)                         $235,533,858
    c.    Monthly Principal Amount                                                           $ 21,151,350
3.  Gross Collections
    a.    Scheduled Payments Received                                                        $ 14,181,375
    b.    Liquidation Proceeds Allocated to Owner Trust                                      $    168,021
    c.    Required Payoff Amounts of Prepaid Contracts                                       $    866,740
    d.    Required Payoff Amounts of Purchased Contracts                                     $      -
    e.    Proceeds of Clean-up Call                                                          $      -
    f.    Investment Earnings on Collection, Note Distribution and Class C Funding Accounts  $     48,071
    g.    Extension Fees Allocated to Owner Trust                                            $      -
    h.    Total Gross Collections (sum of (a) through (g))                                   $ 15,264,207
4.  Determination of Available Funds
    a.    Total Gross Collections                                                            $ 15,264,207
    b.    Withdrawal from Cash Collateral Account                                            $    952,315
    c.    Total Available Funds                                                              $ 16,216,522
5.  Class A-5 Swap
    a.    Payment Details
          1- Class A-5 Assumed Fixed Rate                                                        6.250000%
          2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                     0.0833333
          3- Class A-5 Interest Rate (Libor + .125%)                                             6.746250%
          4- Class A-5 Interest Rate Day Count(Actual/360)                                      0.0861111
          5- Class A-5 Principal Amount                                                      $ 15,438,002
    b.    Net Payment Calculation
          1- Class A-5 Assumed Fixed Payment                                                 $     80,406
          2- Class A-5 Interest Payment                                                      $     89,684
          3- Net Class A-5 Swap Payment From/(To) the Trust                                  $     (9,277)

      6.  Application of Available Funds

    ---------------------------------------------------------------------------------------------------------
                   Item                                    Amount                Remaining Available Funds
    ---------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                      16,216,522
    b.    Servicing Fee                                       260,712                15,955,810
    c.    Interest on Notes:
          i)        Class A-1 Notes                             -                    15,955,810
          ii)       Class A-2 Notes                             -                    15,955,810
          iii)      Class A-3 Notes                             -                    15,955,810
          iv)       Class A-4 Notes                           711,939                15,243,871
          v)        Class A-5 Swap Net Settlement              (9,277)               15,253,148
          vi)       Class A-5 Notes                            89,684                15,163,465
          vii)      Class B Notes                             369,908                14,793,557
          vii)      Class C Funding Account                   185,814                14,607,743
    d.    Principal on Notes:
          i)        Class A-1 Notes                             -                    14,607,743
          ii)       Class A-2 Notes                             -                    14,607,743
          iii)      Class A-3 Notes                             -                    14,607,743
          iv)       Class A-4 Notes                        13,138,165                 1,469,578
          v)        Class A-5 Notes                         1,469,578                     -
          vi)       Class B Notes                               -                         -
          vii)      Class C Funding Account                     -                         -
    e.    Deposit to Cash                                       -                         -
          Collateral Account
    f.    Amount to be applied in                               -                         -
          accordance with CCA
          Loan Agreement
    g.    Balance, if any, to Equity Certificates               -                         -

      7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

          Collection Period                                August-00                September-00
          Beginning Balance                                    0                          0
          Principal Deposited                                  0                          0
          Interest Deposited                               185,814                    185,814
          Total Amount Available for Distribution          185,814                    185,814
          Amount Distributed                                   0                          0
          Ending Balance                                   185,814                    185,814

      8.  Quarterly Application of Available funds in the Class C Funding
Account

    ------------------------------------------------------------------------------------------------------------------
            Item                                              Amount             Remaining Available Funds
    ------------------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                         371,628
    b.    Interest to Class C Note Holders                      0                       371,628
    c.    Principal to Class C Note Holders                     0                       371,628

III. Information Regarding the Cash Collateral Account

  1.  Balance Reconciliation

    -------------------------------------------------------------------------------------------------------------------
                                                                                   October 16, 2000
                         Item                                                        Payment Date
    -------------------------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                             $ 27,675,451
    b.    Deposits to Cash Collateral Account (II.5(f))                            $       -
    c.    Withdrawals from Cash Collateral Account                                 $    952,315
    d.    Releases of Cash Collateral Account Surplus                              $    159,151
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                                   $ 26,563,985
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                         $ 26,563,985
    g.    Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))      $      -
  2.      Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          December  1997 Payment Date  to,
          and including, the December 1998 Payment Date
          1) Initial Cash Collateral Amount                                        $ 83,153,171
    b.    For Payment Dates from, and including, the
          November 1998 Payment Date until
           the Final Payment Date, the sum of
          1) 8.5% of the Contract Pool Principal Balance                           $ 20,020,378
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the                             $  6,543,607
           Contract Pool Principal Balance
          3) Total ((1) plus (2))                                                  $ 26,563,985
    c.    Floor equal to the lesser of
           1) 2% of Cut-Off Date Contract Pool Principal                           $ 22,938,806
          Balance ($22,938,806); and
          2) the Aggregate Principal Balance of the Notes                          $242,077,465
    d.    Requisite Cash Collateral Amount                                         $ 26,563,985

  3.      Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                      $      -
    b.    Principal Deficiency Amount                                              $    952,315
    c.    Principal Payable at Stated Maturity Date of                             $      -
          Class of Notes or Equity Certificates
    d.    Total Cash Collateral Account Withdrawals                                     952,315

 IV.    Information Regarding Distributions on Securities

 ------------------------------------------------------------------------------------------------------------------------------
         Distribution                 Class A-1               Class A-2                 Class A-3             Class A-4
           Amounts                      Notes                   Notes                     Notes                 Notes
 ------------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                         $ -                     $ -                       $ -              $   711,939
 2. Interest Paid                        $ -                     $ -                       $ -              $   711,939
 3. Interest Shortfall                   $ -                     $ -                       $ -              $    -
 ((1) minus (2))
 4. Principal Due                        $ -                     $ -                       $ -              $13,138,165
 5. Principal Paid                       $ -                     $ -                       $ -              $13,138,165
 6. Total Distribution Amount            $ -                     $ -                       $ -              $13,850,104
 ((2) plus (4))

------------------------------------------------------------------------------------------------------------------------
         Distribution                   Class A-5              Class B               Class C
            Amounts                        Notes                 Notes                 Notes                 Totals
------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                       $    89,684            $369,908               $   -                 $ 1,171,530
 2. Interest Paid                      $    89,684            $369,908               $   -                 $ 1,171,530
 3. Interest Shortfall                 $   -                  $   -                  $   -                 $    -
 ((1) minus (2))
 4. Principal Due                      $ 1,469,578            $   -                  $   -                 $14,607,743
 5. Principal Paid                     $ 1,469,578            $   -                  $   -                 $14,607,743
 6. Total Distribution Amount          $ 1,559,261            $369,908               $   -                 $15,779,273
 ((2) plus (4))


  V.      Information Regarding Other Pool Characteristics

 --------------------------------------------------------------------------------------------------------------------------
                                                                  As of End of                        As of End of
              Item                                                September-00                          August-00
                                                                Collection Period                   Collection Period
 --------------------------------------------------------------------------------------------------------------------------
      1.  Original Contract Characteristics
          a.      Original Number of Contracts                      75,651                              N.A.
          b.      Cut-Off Date Contract Pool                    $1,146,940,285                          N.A.
                  Principal Balance
          c.      Original Weighted Average                          46.6                               N.A.
                  Remaining Term (in months)
          d.      Weighted Average Original Term                     53.7                               N.A.
                  (in months)
      2.  Current Contract Characteristics
          a.      Number of Contracts                               27,894                             29,014
          b.      Average Contract Principal Balance                $8,444                             $8,626
          c.      Weighted Average Remaining Term                    21.1                               21.9

 VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



------------------------------------------------------------        -----------------------------------------------------------
Payment Date                           Since Issue                  Payment Date                                Since Issue
  Period                                   CPR                        Period                                        CPR
------------------------------------------------------------        -----------------------------------------------------------
      1          December-97            -0.436%                       21                   August-99                7.940%
      2           January-98             5.709%                       22                 September-99               8.047%
      3          February-98             6.693%                       23                  October-99                7.776%
      4            March-98              6.904%                       24                  November-99               7.545%
      5            April-98              7.280%                       25                  December-99               7.700%
      6             May-98               7.462%                       25                  January-00                7.607%
      7            June-98               6.903%                       26                  February-00               8.193%
      8            July-98               7.298%                       27                   March-00                 8.215%
      9           August-98              7.115%                       28                   April-00                 8.508%
     10          September-98            7.118%                       29                    May-00                  8.326%
     11           October-98             6.694%                       30                    June-00                 8.519%
     12          November-98             6.643%                       31                    July-00                 8.585%
     13          December-98             7.065%                       32                   August-00                8.417%
     14           January-99             7.152%                       33                 September-00               8.565%
     15           February-99            7.261%                       34                  October-00                8.449%
     16             March-99             7.336%
     17             April-99             7.666%
     18              May-99              7.937%
     19             June-99              7.515%
     20             July-99              7.873%

VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.



                             Servicer's Certificate

 The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997  (the "Transfer and Servicing Agreement"),
       among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                               October 16, 2000 .

 This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer